UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------

                                November 2, 2005

                            NetFabric Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                               0-21419                                 76-307819
           --------                               -------                                 ---------
 (State or other jurisdiction                   (Commission                             (IRS Employer
       of incorporation)                        File Number)                          Identification No.)

         Three Stewart Court, Denville, New Jersey 07834                                    06804
         -----------------------------------------------                                    -----
            (Address of principal executive offices)                                      (Zip code)

           Registrant's telephone number, including area code:                          (973) 887-2785


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

      On October 27, 2005, NetFabric Holdings, Inc. (the "Company") entered into a Termination Agreement with Cornell Capital Partners, LP, whereby that certain Standby Equity Distribution Agreement, dated July 5, 2005, and the related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement of even date therewith were terminated.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

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
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Exhibit             Description                                                           Location
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
                    Termination  Agreement,  dated as of October 27, 2005 by and between
   Exhibit 99.1     the NetFabric Holdings, Inc. and Cornell Capital Partners, LP         Provided herewith
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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2005                 NetFabric Holdings, Inc


                                       By: /s/ Jeff Robinson
                                       -----------------------------------------
                                       Name:   Jeff Robinson
                                       Title:   Chief Executive Officer






























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